SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                           Pioneer Floating Rate Trust
                      Pioneer Tax Advantaged Balanced Trust
              (Name of each Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                          PIONEER FLOATING RATE TRUST
                     PIONEER TAX ADVANTAGED BALANCED TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR JULY 25, 2006

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Floating Rate Trust and Pioneer Tax Advantaged Balanced Trust:

     The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on July 25, 2006 at 2:00 p.m., Boston time, to consider the following:

     1. To elect three Trustees of your fund, as named in the attached proxy statement, two by the holders of Common and Preferred Shares of your fund, voting together as a single class, and one by the holders of Preferred Shares of your fund, voting as a separate class. Each elected Trustee will serve for a three year term or until a successor is elected.

     2. To consider any other business that may properly come before the meeting.

     Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on June 2, 2006 are entitled to vote at the meeting and any related follow-up meetings.

                                 By Order of each Board of Trustees,

                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
June 14, 2006

                              -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE
 ENCLOSED PROXY.                                                 19502-00-0506

                              PROXY STATEMENT OF

                          PIONEER FLOATING RATE TRUST
                     PIONEER TAX ADVANTAGED BALANCED TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                        ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each of the funds referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of each fund. The Common Shares and the Preferred Shares of each fund sometimes are referred to herein collectively as the "Shares". Each meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on July 25, 2006, and at any adjournments of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about June 14, 2006. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on June 2, 2006 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. The affirmative vote of a plurality of the Common and Preferred Shares of each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of each fund. The affirmative vote of a plurality of the Preferred Shares of each fund present at the meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred

Shares of each fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the meeting shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for Trustee. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

     Each fund will vote separately on each item. Votes of multiple funds will not be aggregated.

                                  PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of each fund. All of the nominees for election to each fund's Board currently serve as Trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three year term or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

     The Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class II Trustees are being submitted to shareholders for election at the meeting for Pioneer Tax Advantaged Balanced Trust. Class III Trustees are being submitted to shareholders for election at the meeting for Pioneer Floating Rate Trust.

     Each fund's Board of Trustees consists of nine members.

Pioneer Floating Rate Trust
     The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West
 -- expire in 2007; the terms of the Class II Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- expire in 2008; and the terms of the Class III Trustees
 -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2006 annual meeting.

Pioneer Tax Advantaged Balanced Trust

     The terms of the Class I Trustees -- Ms. Graham, Mr. Hood and Mr.
Winthrop -- expire in 2008; the terms of the Class II Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2006 annual meeting; and the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2007.

     Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund.

     The following table sets forth the incumbent Trustees and each Trustee's position(s) with each fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West each serves as Trustee of 35 of the 91 Pioneer Funds. The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

                                                                                             Other
                                        Term of Office                                   Directorships
                       Position(s)           and                                         Held by this
      Name, Age            Held           Length of         Principal Occupation(s)       Trustee or
     and Address      With the Fund        Service          During Past Five Years          Nominee
-------------------- --------------- ------------------- ---------------------------- ------------------
Interested Trustees:
John F. Cogan, Jr.   Chairman of     Floating Rate       Deputy Chairman and a        Chairman and
(79)*                the Board,      Trust: Class I      Director of Pioneer Global   Director of ICI
                     Trustee and     Trustee since       Asset Management S.p.A.      Mutual Insurance
                     President       2004. Term          ("PGAM"); Non-Executive      Company; Director
                                     expires in 2007.    Chairman and a Director      of Harbor Global
                                     Elected by          of Pioneer Investment        Company, Ltd.
                                     Preferred           Management USA Inc.
                                     Shares only.        ("PIM-USA"); Chairman
                                     Tax Advantaged      and a Director of Pioneer;
                                     Balanced Trust:     Director of Pioneer
                                     Class III Trustee   Alternative Investment
                                     since 2003.         Management Limited
                                     Term expires in     (Dublin); President and
                                     2007. Elected       a Director of Pioneer
                                     by Preferred        Alternative Investment
                                     Shares only.        Management (Bermuda)
                                                         Limited and affiliated
                                                         funds; Director of
                                                         PIOGLOBAL Real Estate
                                                         Investment Fund
                                                         (Russia); Director of
                                                         Nano-C, Inc. (since
                                                         2003); Director of Cole
                                                         Investment Corporation
                                                         (since 2004); Director
                                                         of Fiduciary Counseling,
                                                         Inc.; President and
                                                         Director of Pioneer Funds
                                                         Distributor, Inc. ("PFD");
                                                         President of all of the
                                                         Pioneer Funds; and Of
                                                         Counsel, Wilmer Cutler
                                                         Pickering Hale and Dorr
                                                         LLP (counsel to PIM-USA
                                                         and the Pioneer Funds)

                                                                                                  Other
                                             Term of Office                                   Directorships
                            Position(s)           and                                          Held by this
        Name, Age              Held            Length of         Principal Occupation(s)        Trustee or
       and Address         With the Fund        Service          During Past Five Years          Nominee
------------------------ ---------------- ------------------- ---------------------------- -------------------
Osbert M. Hood           Trustee and      Floating Rate       President and Chief          None
(53)*                    Executive Vice   Trust: Class II     Executive Officer, PIM-
                         President        Trustee since       USA since May, 2003
                                          2004. Term          (Director since January,
                                          expires in 2008.    2001); President and
                                          Tax Advantaged      Director of Pioneer since
                                          Balanced Trust:     May, 2003; Chairman
                                          Class I Trustee     and Director of Pioneer
                                          since 2003.         Investment Management
                                          Term expires        Shareholder Services,
                                          in 2008.            Inc. ("PIMSS") since
                                                              May, 2003; Executive
                                                              Vice President of all
                                                              of the Pioneer Funds
                                                              since June, 2003; and
                                                              Executive Vice President
                                                              and Chief Operating
                                                              Officer of PIM-USA,
                                                              November 2000-
                                                              May 2003
Independent Trustees:
David R. Bock            Trustee          Floating Rate       Senior Vice President        Director of
(62)                                      Trust: Class I      and Chief Financial          The Enterprise
3050 K Street NW,                         Trustee since       Officer, I-trax, Inc.        Social Investment
Washington, DC 20007                      2005. Term          (publicly traded health      Company
                                          expires in 2007.    care services company)       (privately-held
                                          Tax Advantaged      (2001-present);              affordable housing
                                          Balanced Trust:     Managing Partner, Federal    finance company);
                                          Class III Trustee   City Capital Advisors        Director of New
                                          since 2005.         (boutique merchant           York Mortgage
                                          Term expires        bank)(2002 to 2004);         Trust (publicly
                                          in 2007.            and Executive Vice           traded mortgage
                                                              President and Chief          REIT)
                                                              Financial Officer, Pedestal
                                                              Inc. (internet-based
                                                              mortgage trading
                                                              company) (2000-2002)

                                                                                                  Other
                                           Term of Office                                     Directorships
                           Position(s)           and                                           Held by this
        Name, Age              Held           Length of         Principal Occupation(s)         Trustee or
       and Address        With the Fund        Service          During Past Five Years           Nominee
------------------------ --------------- ------------------ ------------------------------ -------------------
Mary K. Bush             Trustee         Floating Rate      President, Bush                Director of
(58)                                     Trust: Class III   International (international   Brady Corporation
3509 Woodbine Street,                    Trustee since      financial advisory firm)       (industrial
Chevy Chase, MD                          2004. Term                                        identification and
20815                                    expires in 2006.                                  specialty coated
                                         Tax Advantaged                                    material products
                                         Balanced Trust:                                   manufacturer),
                                         Class II Trustee                                  Director of
                                         since 2003.                                       Briggs & Stratton
                                         Term expires                                      Co. (engine
                                         in 2006.                                          manufacturer)
                                                                                           and Mortgage
                                                                                           Guaranty
                                                                                           Insurance
                                                                                           Corporation

Margaret B.W. Graham     Trustee         Floating Rate      Founding Director, The         None
(59)                                     Trust: Class II    Winthrop Group, Inc.
1001 Sherbrooke Street                   Trustee since      (consulting firm);
West, Montreal,                          2004. Term         Desautels Faculty of
Quebec, Canada                           expires in 2008.   Management, McGill
                                         Tax Advantaged     University
                                         Balanced Trust:
                                         Class I Trustee
                                         since 2003.
                                         Term expires
                                         in 2008.

Thomas J. Perna          Trustee         Floating Rate      Private investor (2004-        Director of
(55)                                     Trust: Class III   present); Senior Executive     Quadriserv Inc.
89 Robbins Avenue,                       Trustee since      Vice President, The Bank       (technology
Berkeley Heights, NJ                     February, 2006.    of New York (financial         products for
07922                                    Term expires       and securities services)       securities lending
                                         in 2006.            (1986-2004)                   industry)
                                         Tax Advantaged
                                         Balanced Trust:
                                         Class II Trustee
                                         since February,
                                         2006. Term
                                         expires in 2006.

                                                                                             Other
                                         Term of Office                                  Directorships
                         Position(s)           and                                       Held by this
       Name, Age             Held           Length of       Principal Occupation(s)       Trustee or
      and Address       With the Fund        Service         During Past Five Years         Nominee
---------------------- --------------- ------------------ --------------------------- ------------------
Marguerite A. Piret    Trustee         Floating Rate      President and Chief         Director of New
(58)                                   Trust: Class III   Executive Officer,          America High
One Boston Place,                      Trustee since      Newbury, Piret &            Income Fund, Inc.
28th Floor,                            2004. Term         Company, Inc.               (closed-end
Boston, MA 02108                       expires in 2006.   (investment banking firm)   investment
                                       Elected by                                     company)
                                       Preferred
                                       Shares only.
                                       Tax Advantaged
                                       Balanced Trust:
                                       Class II Trustee
                                       since 2003.
                                       Term expires in
                                       2006. Elected
                                       by Preferred
                                       Shares only.

Stephen K. West        Trustee         Floating Rate      Senior Counsel, Sullivan    Director, The
(77)                                   Trust: Class I     & Cromwell (law firm)       Swiss Helvetia
125 Broad Street,                      Trustee since                                  Fund, Inc.
New York, NY 10004                     2004. Term                                     (closed-end
                                       expires in 2007.                               investment
                                       Tax Advantaged                                 company)
                                       Balanced Trust:
                                       Class III Trustee
                                       since 2003.
                                       Term expires
                                       in 2007.

John Winthrop          Trustee         Floating Rate      President, John Winthrop    None
(69)                                   Trust: Class II    & Co., Inc. (private
One North Adgers                       Trustee since      investment firm)
Wharf,                                 2004. Term
Charleston, SC 29401                   expires in 2008.
                                       Tax Advantaged
                                       Balanced Trust:
                                       Class I Trustee
                                       since 2003.
                                       Term expires
                                       in 2008.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of each fund's investment adviser and certain of its affiliates.

Board Committees
     The Board of Trustees for each fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees
     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Valuation
     David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

Policy Administration
     Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

     During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees of each fund held the following meetings:

                                                                     Tax Advantaged
                                             Floating Rate Trust     Balanced Trust
                                            ---------------------   ---------------
Audit Committee .........................             18                   18
Nominating Committee ....................              9                    9
Valuation Committee .....................              5                    5
Independent Trustees ....................             16                   16
Policy Administration Committee .........              9                    9

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of March 15, 2005. In accordance with its charter, the purposes of the Audit Committee are to:

    o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

    o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

    o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

    o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

    o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

    o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

     The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Reports for Pioneer Floating Rate Trust and Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November 30, 2005, for filing with the Securities and Exchange Commission (the "SEC").

     Each fund's Board of Trustees has determined that each fund has at least one audit committee financial expert. Ms. Marguerite A. Piret, an independent trustee, is the audit committee's financial expert.

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerfunds.com. The Nominating Committee reviews the qualifications of persons being considered as candidates as Trustees and makes recommendations regarding the qualifications of such persons to the Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of each fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.


     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     Each fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     During each fund's most recent fiscal year, the Board of Trustees held 14 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of April 30, 2006. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on April 30, 2006. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on April 30, 2006. The dollar ranges in this table are in accordance with SEC requirements.

                                                        Aggregate Dollar Range
                                                        of Equity Securities in
                                                           All Pioneer Funds
                                    Dollar Range of        Overseen or to be
                                   Equity Securities      Overseen by Trustee
Name of Trustee or Nominee           in each Fund             or Nominee
------------------------------- ---------------------- ------------------------
INTERESTED TRUSTEE or
  NOMINEE
John F. Cogan, Jr. ............                 $0(1)            Over $100,000
                                     Over $100,000(2)
Osbert M. Hood ................                 $0(1)            Over $100,000
                                                $0(2)
INDEPENDENT TRUSTEE or
  NOMINEE
David R. Bock .................                 $0(1)       $10,001 to $50,000
                                $10,001 to $50,000(2)
Mary K. Bush ..................                 $0(1)       $10,001 to $50,000
                                                $0(2)
Margaret B. W. Graham .........                 $0(1)       $10,001 to $50,000
                                                $0(2)
Thomas J. Perna ...............                 $0(1)                       $0
                                                $0(2)
Marguerite A. Piret ........... $10,001 to $50,000(1)            Over $100,000
                                                $0(2)
Stephen K. West ...............                 $0(1)            Over $100,000
                                                $0(2)
John Winthrop .................                 $0(1)            Over $100,000
                                     $1 to $10,000(2)

-------------
(1) Shares held in Pioneer Floating Rate Trust

(2) Shares held in Pioneer Tax Advantaged Balanced Trust

     For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees
     For purposes of the statements below:

    o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

    o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

    o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, each fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o the fund

o an officer of the fund

o a related fund

o an officer of any related fund

o Pioneer or PFD

o Highland Capital Management, L.P. ("Highland"), the subadviser for Pioneer Floating Rate Trust

o an officer of Pioneer, PFD or Highland

o any affiliate of Pioneer, PFD or Highland

o an officer of any such affiliate

     During the calendar years 2004 and 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of certain other

Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and the other Pioneer Funds was approximately $208,010 and $173,353 in 2004 and 2005, respectively.

     During the calendar years 2004 and 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o Pioneer

o PFD

o Highland

o UniCredito Italiano

o any other entity in a control relationship with Pioneer, PFD or Highland

     None of the funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2004 and 2005, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o the fund

o any related fund

o Pioneer

o PFD

o Highland

o any affiliated person of the fund, Pioneer, PFD or Highland

o UniCredito Italiano

o any other entity in a control relationship to the fund, Pioneer, PFD or Highland

Compliance with Section 16(a) Reporting Requirements
     Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and person who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Except as noted below, based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements. Due to an error by each fund and not the Trustee, Forms 3 for Mr. Bock and Mr. Perna were filed subsequent to the required date for such filings. Forms 4, if any, showing changes in ownership of each fund's securities by such Trustees were filed in a timely manner.

Other executive officers
     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund                 Principal occupation(s)
--------------------------------------- --------------------------------------------------
Dorothy E. Bourassa (58)                Secretary of PIM-USA; Senior Vice President --
  Secretary                              Legal of Pioneer; and Secretary/Clerk of most
                                        of PIM-USA's subsidiaries; Secretary of all of
                                        the Pioneer Funds since September 8, 2003
                                        (Assistant Secretary from November 2000 to
                                        September 2003).

Christopher J. Kelley (41)              Assistant Vice President and Senior Counsel
  Assistant Secretary                   of Pioneer since July 2002; Vice President and
                                        Senior Counsel of BISYS Fund Services, Inc.
                                        (April 2001 to June 2002); and Assistant
                                        Secretary of all of the Pioneer Funds since
                                        September, 2003.

David C. Phelan (48)                    Partner, Wilmer Cutler Pickering Hale and
  Assistant Secretary                   Dorr LLP; and Assistant Secretary of all of the
                                        Pioneer Funds since September, 2003.

Vincent Nave (61)                       Vice President -- Fund Accounting, Administration
  Treasurer                             and Custody Services of Pioneer; and Treasurer
                                        of all of the Pioneer Funds.

Mark E. Bradley (46)                    Deputy Treasurer of Pioneer since 2004; Treasurer
  Assistant Treasurer                   and Senior Vice President, CDC IXIS Asset
                                        Management Services from 2002 to 2003;
                                        Assistant Treasurer and Vice President, MFS
                                        Investment Management from 1997 to 2002; and
                                        Assistant Treasurer of all of the Pioneer Funds
                                        since November 2004.

Name, age and position with each fund                Principal occupation(s)
--------------------------------------- -------------------------------------------------
Luis I. Presutti (41)                   Assistant Vice President -- Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services of
                                        Pioneer; and Assistant Treasurer of all of
                                        the Pioneer Funds.

Gary Sullivan (48)                      Fund Accounting Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services of Pioneer;
                                        and Assistant Treasurer of all of the Pioneer
                                        Funds since May 2002.

Katherine Kim Sullivan (32)             Fund Administration Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services since
                                        June 2003; Assistant Vice President -- Mutual
                                        Fund Operations of State Street Corporation from
                                        June 2002 to June 2003 (formerly Deutsche Bank
                                        Asset Management); Pioneer Fund Accounting,
                                        Administration and Custody Services (Fund
                                        Accounting Manager from August 1999 to
                                        May 2002); and Assistant Treasurer of all of
                                        the Pioneer Funds since September 8, 2003.

Terence J. Cullen (45)                  Chief Compliance Officer of Pioneer and Pioneer
  Chief Compliance Officer              Funds since March 2006; Vice President and
                                        Senior Counsel of Pioneer since September 2004;
                                        and Senior Vice President and Counsel, State
                                        Street Research & Management Company
                                        (February 1998 to September 2004).

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust and Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November, 30, 2005. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                 Pension or Retirement   Total Compensation
                                   Aggregate      Benefits Accrued as    from the Fund and
                                 Compensation         Part of Fund         Other Pioneer
Name of Trustee                    from Fund            Expenses              Funds(2)
------------------------------ ---------------- ----------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.(1).........  $   500.00*
                                $   500.00**            $  0.00            $  34,000.00
Osbert M. Hood(1).............  $   500.00*
                                $   500.00**               0.00            $  28,875.00
Independent Trustees:
David R. Bock ................  $ 2,082.54*
                                $ 1,960.08**               0.00            $ 124,625.00
Mary K. Bush .................  $ 2,161.20*
                                $ 2,030.89**               0.00            $ 129,375.00
Margaret B.W. Graham .........  $ 2,161.20*
                                $ 2,030.89**               0.00            $ 129,375.00
Thomas J. Perna(3)............         n/a                  n/a                     n/a
Marguerite A. Piret ..........  $ 2,389.78*
                                $ 2,245.93**               0.00            $ 143,375.00
Stephen K. West ..............  $ 2,030.00*
                                $ 1,917.57**               0.00            $ 102,816.00
John Winthrop ................  $ 2,082.54*
                                $ 1,960.08**               0.00            $ 124,625.00
                                                        -------            ------------
Total ........................  $13,907.24*
                                $13,145.45**            $  0.00            $ 817,066.00
                                                        =======            ============

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 91 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3) Mr. Perna became a Trustee of the fund on February 7, 2006.
*   Aggregate compensation from Pioneer Floating Rate Trust.
**  Aggregate compensation from Pioneer Tax Advantaged Balanced Trust.

Investment adviser and administrator
     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund. Pioneer has retained Highland Capital Management, L.P. to act as subadviser to Pioneer Floating Rate Trust.

     The Trustees may, but generally do not, attend shareholder meetings. John
F. Cogan, Jr. attended the 2005 annual shareholder meeting.

Required vote
     In accordance with each fund's agreement and declaration of trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Ms. Bush, Mr. Perna and Ms. Piret are the current nominees for election for each fund. Ms. Bush and Mr. Perna are each elected by the holders of Common and Preferred Shares. Ms. Piret is elected by the holders of Preferred Shares, only. The affirmative vote of a plurality of the Common and Preferred Shares for each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares. The affirmative vote of a plurality of the Preferred Shares for each fund present at the meeting in person or by proxy is required to elect such nominee for Trustee designated to be elected by the Preferred Shares. This means that the three nominees receiving the greatest number of votes will be elected as Class II Trustees to the Board of Pioneer Tax Advantaged Balanced Trust and Class III Trustees to the Board of Pioneer Floating Rate Trust.

Recommendation
     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                              AUDITOR INFORMATION

Audit fees
     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by each fund for such years were as follows:

                                                   For the fiscal year     For the fiscal year
                                                     ended 11/30/2005       ended 11/30/2004
                                                  ---------------------   --------------------
Pioneer Floating Rate Trust ...................          $83,500                  n/a
Pioneer Tax Advantaged Balanced Trust .........          $35,075                 $80,500

Audit-related fees
     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                   For the fiscal year     For the fiscal year
                                                     ended 11/30/2005       ended 11/30/2004
                                                  ---------------------   --------------------
Pioneer Floating Rate Trust ...................          $14,500                   n/a
Pioneer Tax Advantaged Balanced Trust .........          $ 8,500                 $13,000

Tax fees
     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years were as follows. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                   For the fiscal year     For the fiscal year
                                                     ended 11/30/2005       ended 11/30/2004
                                                  ---------------------   --------------------
Pioneer Floating Rate Trust ...................           $6,800                  n/a
Pioneer Tax Advantaged Balanced Trust .........           $6,800                 $6,000

All other fees
     There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved
     Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, each fund's audit committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the years ended November 30, 2005 and 2004, for each of the funds, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

o For all projects, the officers of the funds and the funds' independent registered public accounting firm will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees
     The aggregate non-audit fees for each fund and its affiliates, as previously defined, were as follows. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

                                                   For the fiscal year     For the fiscal year
                                                     ended 11/30/2005       ended 11/30/2004
                                                  ---------------------   --------------------
Pioneer Floating Rate Trust ...................          $21,300                  n/a
Pioneer Tax Advantaged Balanced Trust .........          $15,300                 $19,000

     The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum
     As of the record date, the following common and preferred shares of beneficial interest were outstanding for each fund:

                                                    Common shares     Preferred shares
--------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ....................      24,330,240       3,130 Series M7
                                                                       3,125 Series W7
                                                                      3,125 Series TH7
Pioneer Tax Advantaged Balanced Trust ..........      28,706,981      2,350 Series  T7
                                                                       2,350 Series F7
                                                                     2,350 Series TH28

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of each fund or one third of the outstanding shares of each fund, entitled to vote in person or by proxy, shall be a quorum for the transaction of business with respect to such class or classes for each fund, respectively.

Ownership of shares of the funds
     To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each fund:

Pioneer Floating Rate Trust

Record Holder                       Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------
Cede & Co.                         Common              24,325,872           99.98
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.     Series M7                  478           15.27
390 Greenwich Street 4th Floor
New York, NY 10013
------------------------------------------------------------------------------------
                                   Series TH7                 179            5.73
------------------------------------------------------------------------------------
Merrill Lynch                      Series M7                1,844           58.91
4 World Financial Center
7th Floor
New York, NY 10080
------------------------------------------------------------------------------------
                                   Series W7                2,032           65.02
------------------------------------------------------------------------------------
                                   Series TH7               1,935           61.92
------------------------------------------------------------------------------------
Oppenheimer /Fahnestock            Series M7                  277            8.85
25 Broad Street, 15th Floor
New York, NY 10004
------------------------------------------------------------------------------------
                                   Series W7                  386           12.35
------------------------------------------------------------------------------------
                                   Series TH7                 358           11.46
------------------------------------------------------------------------------------
UBS Securities, LLC                Series M7                  531           16.96
1285 Avenue of the Americas
New York, NY 10019
------------------------------------------------------------------------------------
                                   Series W7                  630           20.16
------------------------------------------------------------------------------------
                                   Series TH7                 653           20.90
------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

Record Holder                       Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------
Cede & Co.                         Common              28,690,101           99.41
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------
Deutsche Bank Securities           Series TH28                434           18.47
60 Wall Street - 27th Floor
New York, NY 10005
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.     Series T7                  157            6.68
390 Greenwich Street 4th Floor
New York, NY 10013
------------------------------------------------------------------------------------
Merrill Lynch                      Series T7                2,051           87.28
4 World Financial Center
7th Floor
New York, NY 10080
------------------------------------------------------------------------------------
                                   Series TH28              1,708           72.68
------------------------------------------------------------------------------------
                                   Series F7                2,269           96.55
------------------------------------------------------------------------------------
Oppenheimer/Fahnestock             Series T7                  142            6.04
125 Broad Street, 15th Floor
New York, NY 10004
------------------------------------------------------------------------------------
                                   Series TH28                142            6.04
------------------------------------------------------------------------------------

Shareholder proposals
     If you wish to include a proposal in your fund's proxy statement for the 2007 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 on or before March 14, 2007. A proposal that is not to be included in the fund's proxy statement may only be made at the 2007 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2007 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2007 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2007 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2007 meeting is first made by the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each fund currently expects to hold the next annual shareholders' meeting on or about June 26, 2007, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal No. 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     For each fund, one-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the Trust, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions.

In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

June 14, 2006

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.

































                  Please detach at perforation before mailing.







 PROXY                PIONEER TAX ADVANTAGED BALANCED TRUST              PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Tax Advantaged Balanced Trust (the "Trust"). I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of the Trust to be held on July 25, 2006, at 2:00p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                          999 99999 999 999     [box]


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         16432 TAB A

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN              FOR      WITHHOLD      FOR ALL
BLUE OR BLACK INK.:                        ALL        ALL         EXCEPT


                                           [box]     [box]         [box]

1. To elect two Class II trustees of the Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                   16432_TAB_A

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.

































                  Please detach at perforation before mailing.







 PROXY                PIONEER TAX ADVANTAGED BALANCED TRUST               PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Tax Advantaged Balanced Trust (the "Trust"). I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of the Trust to be held on July 25, 2006, at 2:00p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                        999 99999 999 999       [box]



                                         NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                         16432 TAB B

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.:


                                             FOR      WITHHOLD       FOR ALL
                                             ALL      ALL            EXCEPT

                                             [box]    [box]          [box]



1. To elect three Class II trustees of the Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna 03. Marguerite A. Piret

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


______________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                   16432_TAB_B

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.

































                  Please detach at perforation before mailing.






PROXY                      PIONEER FLOATING RATE TRUST               PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust (the "Trust"). I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of the Trust to be held on July 25, 2006, at 2:00p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                          999 99999 999 999    [box]



                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                      FRT 16432 FRT A

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.:



                                             FOR      WITHHOLD         FOR ALL
                                             ALL       ALL             EXCEPT

                                             [box]     [box]           [box]



1. To elect two Class III trustees of the Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


    ________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                   16432_FRT_A

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.

































                  Please detach at perforation before mailing.






 PROXY                        PIONEER FLOATING RATE                        PROXY
                                      TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2006

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust (the "Trust"). I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of the Trust to be held on July 25, 2006, at 2:00p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.



                                            999 99999 999 999   [box]



                                         NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature(s) [Title(s) if applicable]


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date                      FRT 16432 FRT B

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.
























                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.:


                                              FOR     WITHHOLD        FOR ALL
                                              ALL     ALL             EXCEPT

                                              [box]   [box]           [box]




1. To elect three Class III trustees of the Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Mary K. Bush 02. Thomas J. Perna 03. Marguerite A. Piret

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


    _________________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                   16432_FRT_B